Exhibit 99.2

Analytics. Insight. Value. 2018 Second Quarter Financial Supplement As of June 30, 2018 1

Cotiviti Holdings, Inc. 2018 Revenue by Segment Healthcare Retrospective claims accuracy(a) Prospective claims accuracy Other $ 93,529 62,745 5,431 $ 86,627 62,020 2,912 8% $ 227,452 121,030 13,594 $ 164,143 121,737 5,482 39% 1 86% % (1) 148% % Global Retail and Other Retrospective claims accuracy Other 15,748 - 15,385 667 2 NM % % 34,411 - 35,059 1,323 (2) NM % % a)Revenue includes $600 and $47,156 for the three and six months ended June 30, 2018, respectively, related to the release of the estimated liability for refunds and appeals under our original Medicare RAC contract, which expired on January 31, 2018. This amount was previously recorded as a reduction to revenue in prior periods during the contract term. Refer to reconciliation of revenue to adjusted net revenue. 2 Total Global Retail and Other Consolidated Net Revenue(a) $ 15,748 16,052 (2) 177,453 $ 167,611 6% % 34,411 36,382 (5) % $ 396,487 $ 327,744 21% 362,076 291,362 24% 161,705 151,559 7 % Total Healthcare(a) Six Months Ended June 30, 2018 2017 Change Three Months Ended June 30, 2018 2017 Change (unaudited, $ in thousands)

Cotiviti Holdings, Inc.
2018 Adjusted Net Revenue (Non-GAAP)

(unaudited, $ in thousands)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Change	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Change
Net Revenue	**$ 177,453**	**$ 167,611**	**6 %**	**$ 396,487**	**$ 327,744**	**21 %**
Original Medicare RAC contract adjustment[a]	600	-	NM %	47,156	-	NM %
Adjusted Net Revenue[b]	**$ 176,853**	**$ 167,611**	**6 %**	**$ 349,331**	**$ 327,744**	**7 %**

(unaudited, $ in thousands)	Three Months Ended June 30, 2018 Net Revenue	2018 Adjustment[a]	2018 Adjusted Net Revenue[b]	2017 Net Revenue	Change	Six Months Ended June 30, 2018 Net Revenue	2018 Adjustment[a]	2018 Adjusted Net Revenue[b]	2017 Net Revenue	Change
Healthcare										
Retrospective claims accuracy	$ 93,529	$ 600	$ 92,929	$ 86,627	7 %	$ 227,452	$ 47,156	$ 180,296	$ 164,143	10 %
Prospective claims accuracy	62,745	-	62,745	62,020	1 %	121,030	-	121,030	121,737	(1) %
Other	5,431	-	5,431	2,912	86 %	13,594	-	13,594	5,482	148 %
Total Healthcare	**161,705**	**600**	**161,105**	**151,559**	**6 %**	**362,076**	**47,156**	**314,920**	**291,362**	**8 %**
Global Retail and Other										
Retrospective claims accuracy	15,748	-	15,748	15,385	2 %	34,411	-	34,411	35,059	(2) %
Other	-	-	-	667	NM %	-	-	-	1,323	NM %
Total Global Retail and Other	**15,748**	**-**	**15,748**	**16,052**	**(2) %**	**34,411**	**-**	**34,411**	**36,382**	**(5) %**
Consolidated Net Revenue	**$ 177,453**	**$ 600**	**176,853**	**$ 167,611**	**6 %**	**$ 396,487**	**$ 47,156**	**$ 349,331**	**$ 327,744**	**7 %**

a) *Revenue includes $600 and $47,156 for the three and six months ended June 30, 2018, respectively, related to the release of the estimated liability for refunds and appeals under our original Medicare RAC contract, which expired on January 31, 2018. This amount was previously recorded as a reduction to revenue in prior periods during the contract term.*

b) *Adjusted net revenue is a non-GAAP financial measure. Therefore, it should not be considered a substitute for net revenue prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Management believes adjusted net revenue is meaningful as it excludes the impact of a non-recurring revenue adjustment related to the release of a liability associated with our original Medicare RAC contract, which expired on January 31, 2018.*

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Cotiviti

Cotiviti Holdings, Inc.
2018 Consolidated Statement of Operations

(unaudited, $ in thousands)	Three Months Ended June 30, 2018	2017	Change	Six Months Ended June 30, 2018	2017	Change
	(unaudited)					
Net revenue	$ 177,453	$ 167,611	6 %	$ 396,487	$ 327,744	21 %
Cost of revenue	64,761	64,993	(0) %	129,326	127,967	1 %
Selling, general and administrative expenses	50,505	40,864	24 %	104,451	82,436	27 %
Depreciation and amortization of property and equipment	7,200	5,896	22 %	14,442	11,471	26 %
Amortization of intangible assets	14,397	15,201	(5) %	28,793	30,400	(5) %
Transaction-related expenses	7,193	661	NM %	7,407	1,392	NM %
Total Operating Expenses	144,056	127,615	13 %	284,419	253,666	12 %
Operating income	33,397	39,996	(16) %	112,068	74,078	51 %
Other expense (income)	9,869	11,165	(12) %	18,711	19,133	(2) %
Income tax expense	6,953	7,743	(10) %	22,855	6,882	NM %
Net Income	**$ 16,575**	**$ 21,088**	**(21) %**	**$ 70,502**	**$ 48,063**	**47 %**
Earnings per share:						
Basic	$ 0.18	$ 0.23		$ 0.76	$ 0.52	
Diluted	0.17	0.22		0.74	0.51	
Effective Tax Rate	29.5 %	26.9 %		24.5 %	12.5 %	
Cost of revenue supplemental information:						
Cost of revenue	$ 64,761	64,993	(0) %	$ 129,326	$ 127,967	1 %
Stock-based compensation	820	494	66 %	1,535	960	60 %
Original Medicare RAC contract variable compensation	-	-	NM %	1,205	-	NM %
Cost of revenue, adjusted	63,941	64,499	(1) %	126,586	127,007	(0) %
Selling, general and administrative expenses supplemental information:						
Selling, general and administrative expenses	50,505	40,864	24 %	104,451	82,436	27 %
Stock-based compensation	7,921	1,961	304 %	15,852	3,578	343 %
Selling, general and administrative expenses, adjusted	42,584	38,903	9 %	88,599	78,858	12 %
Total operating expenses[(a)]	**115,266**	**105,857**	**9 %**	**233,777**	**210,403**	**11 %**
Total operating expenses, adjusted[(b)]	**$ 106,525**	**$ 103,402**	**3 %**	**$ 215,185**	**$ 205,865**	**5 %**

a) Excludes depreciation and amortization and transaction-related expenses.

b) Excludes depreciation and amortization, transaction-related expenses, stock-based compensation and variable compensation related to the original Medicare RAC contract.

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Cotiviti

Cotiviti Holdings, Inc.
2018 Adjusted EBITDA (Non-GAAP)

(unaudited, $ in thousands)	Three Months Ended June 30, 2018	2017	Change	Six Months Ended June 30, 2018	2017	Change
Net Income	**$ 16,575**	**$ 21,088**	**(21) %**	**$ 70,502**	**$ 48,063**	**47 %**
Adjustments to net income:						
Depreciation and amortization	21,597	21,097	2 %	43,235	41,871	3 %
Interest expense	10,174	8,538	19 %	19,351	16,959	14 %
Other non-operating (income) expense[a]	(305)	(556)	(45) %	(640)	(1,009)	(37) %
Income tax expense	6,953	7,743	(10) %	22,855	6,882	232 %
Transaction-related expenses and other[b]	7,193	661	NM %	7,407	1,392	NM %
Stock-based compensation[c]	8,741	2,455	256 %	17,387	4,538	283 %
Loss on extinguishment of debt[d]	-	3,183	(100) %	-	3,183	(100) %
Original Medicare RAC contract adjustment[e]	(600)	-	NM %	(45,951)	-	NM %
Adjusted EBITDA	**$ 70,328**	**$ 64,209**	**10 %**	**$ 134,146**	**$ 121,879**	**10 %**
% of adjusted net revenue	*39.8%*	*38.3%*		*38.4%*	*37.2%*	

a) *Represents other non-operating (income) expense that consists primarily of interest income and gains and losses on transactions settled in foreign currencies. Income received for certain sub-leases is included herein.*

b) *Represents transaction-related expenses primarily associated with certain corporate development activity, including the Verscend Merger and RowdMap Acquisition, as well as our secondary offerings in 2017.*

c) *Represents expense related to equity incentive awards granted to certain employees, officers and non-employee directors as long-term incentive compensation and restricted stock issued in connection with the RowdMap Acquisition. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable.*

d) *Represents loss on extinguishment of debt that consists primarily of fees paid and write-offs of unamortized debt issuance costs and original issue discount in connection with the repricing of our First Lien Term B Loans in 2017.*

e) *Represents the release of the estimated liability for refunds and appeals and related expense, under our original Medicare RAC contract, which expired on January 31, 2018. The gross revenue impact of $600 and $47,156 for the three and six months ended June 30, 2018, respectively, was previously recorded as a reduction to revenue in prior periods during the contract term.*

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Cotiviti

Cotiviti Holdings, Inc.
2018 Adjusted Net Income (Non-GAAP)

(unaudited, $ in thousands)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Change	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Change
Net Income	**$ 16,575**	**$ 21,088**	**(21) %**	**$ 70,502**	**$ 48,063**	**47 %**
Adjustments to net income:						
Amortization of acquired intangible assets - non tax deductible	11,378	10,402	9 %	22,755	20,804	9 %
Amortization of acquired intangible assets - tax deductible	3,019	4,799	(37) %	6,038	9,596	(37) %
Loss on extinguishment of debt[a]	-	3,183	(100) %	-	3,183	(100) %
Transaction-related expenses and other[b]	7,193	661	NM %	7,407	1,392	NM %
Stock-based compensation - non tax deductible[c]	5,440	-	NM %	11,207	-	NM %
Stock-based compensation - tax deductible[d]	3,301	2,455	34 %	6,180	4,538	36 %
Tax effect of above adjustments[e]	(1,581)	(3,965)	(60) %	(3,055)	(6,580)	(54) %
Tax benefit related to equity awards	(1,277)	(2,619)	(51) %	(3,877)	(13,041)	(70) %
Original Medicare RAC contract adjustment, net of tax[f]	(450)	-	NM %	(34,463)	-	NM %
Adjusted Net Income	**$ 43,598**	**$ 36,004**	**21 %**	**$ 82,694**	**$ 67,955**	**22 %**
Weighted average shares of common stock - Diluted (000s)	95,706	95,255	0 %	95,578	95,091	1 %
Adjusted Net Income per Diluted Share	$ 0.46	$ 0.38	21 %	$ 0.87	$ 0.71	21 %

a) *Represents loss on extinguishment of debt that consists primarily of fees paid and write-offs of unamortized debt issuance costs and original issue discount in connection with the repricing of our First Lien Term B Loans in 2017.*
b) *Represents transaction-related expenses primarily associated with certain corporate development activity, including the proposed Verscend Merger and RowdMap Acquisition, as well as our secondary offerings in 2017.*
c) *Represents expense related to restricted stock issued in connection with the RowdMap Acquisition. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable.*
d) *Represents expense related to equity incentive awards granted to certain employees, officers and non-employee directors as long-term incentive compensation. We recognize the related expense for these awards ratably over the vesting period.*
e) *This line represents the tax impact of the amortization of acquired intangible assets - tax deductible, loss on extinguishment of debt and stock-based compensation – tax deductible. The tax rate assumed is 25% and 38% for 2018 and 2017, respectively.*
f) *Represents the release of the estimated liability for refunds and appeals and related expense, net of tax, under our original Medicare RAC contract, which expired on January 31, 2018. The gross revenue impact of $600 and $47,156 for the three and six months ended June 30, 2018, respectively, was previously recorded as a reduction to revenue in prior periods during the contract term.*

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Cotiviti

Cotiviti Holdings, Inc. Cash Flow Data Operating Cash Flow Capital Expenditures $ 78,714 21,213 $ 42,300 16,593 a) Free cash flow is a non-GAAP financial measure. Therefore, it should not be considered a substitute for income or cash flow data prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. Management believes free cash flow is meaningful as it is used by management and investors as a measure and indicator of the financial strength of the company and its ability to generate cash. 7 Repurchase of Common Stock $-$-$57,501$25,707 Free Cash Flow(a) Six Months Ended June 30, 20182017 (unaudited, $ in thousands)

Cotiviti Holdings, Inc. Consolidated Balance Sheet Data (unaudited) 223,927 2,136,789 759,653 935,890 1,200,899 Cash and cash equivalents Total assets Total long-term debt(a) Total liabilities Total stockholders’ equity $ $ 165,518 2,099,229 767,618 997,761 1,101,468 Net debt leverage Working capital 1.9x 236,936 2.3x 116,350 a) Includes the current portion of our long-term debt and is net of debt issuance costs. 8 December 31, 2017 June 30, 2018 ($ in thousands)

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